SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C. 20549


                              FORM 8-K


                           CURRENT REPORT


                 Pursuant to Section 13 or 15(d) of
                the Securities Exchange Act of 1934


                 Date of Report:  October 25, 1995


                    READING & BATES CORPORATION
       (Exact name of registrant as specified in its charter)



          Delaware            1-5587           73-0642271
      (State or other      (Commission      (I.R.S. Employer
      jurisdiction of      File Number)    Identification No.)
       incorporation)

          901 Threadneedle, Suite 200, Houston, TX   77079
       (Address of principal executive offices)   (Zip Code)


  Registrant's telephone number, including area code (713) 496-5000



  Item 7. Financial Statements and Exhibits

         (c)  Exhibits

                  Exhibit 99 - Press  Release  dated  October 25,  1995  -
                               Announcing the acquisition of an approximate 20% working interest in the Green Canyon 254 Allegheny project in the U. S. Gulf of Mexico from Enserch Exploration, Inc.


                                   SIGNATURE


  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.


                                      READING & BATES CORPORATION


                                  By  /s/T. W. Nagle
                                      --------------------------------
                                        T. W. Nagle
                                        Executive Vice President,
                                        Finance and Administration


  Dated: October 25, 1995